Exhibit 99.1

Investor Relations:	Media and Analyst Contact:
Brian Norris	CHEN PR
Acme Packet	Chris Carleton
+1 781.328.4790	+1 781.672.3115
bnorris@acmepacket.com	ccarleton@chenpr.com
Acme Packet Reports Record Results for Third Quarter of 2010
– Company Posts Record Revenue of $56.6 Million, Up 56% Year-Over-Year —
– Company Posts GAAP EPS of $0.15 and Non-GAAP1 EPS of $0.20 —
– Company Raises 2010 Revenue Growth Rate Estimate to 56% —
– Company Raises 2010 Earnings Per Share Growth Rate Estimate to 119% —
Bedford, Massachusetts — October 28, 2010 — Acme Packet, Inc. (NASDAQ: APKT), the leader in session border control solutions, today announced record results for the third quarter ended September 30, 2010 and raised its business outlook for 2010.
Results for the Third Quarter of 2010
Total revenue for the third quarter of 2010 was $56.6 million, compared to $36.3 million in the third quarter of 2009 and $53.3 million in the second quarter of 2010. Net income for the third quarter of 2010 was $10.5 million, or $0.15 per share on a diluted basis, compared to $3.6 million, or $0.06 per share on a diluted basis in the third quarter of 2009 and $9.7 million, or $0.14 per share on a diluted basis, in the second quarter of 2010. Net income on a non-GAAP1 basis for the third quarter of 2010 was $13.6 million, or $0.20 per share on a diluted basis, compared to $5.7 million, or $0.09 per share on a diluted basis, in the third quarter of 2009, and $12.4 million, or $0.18 per share on a diluted basis, in the second quarter of 2010. A reconciliation of GAAP to non-GAAP1 results, and a statement as to the use of non-GAAP1 financial measures, is included at the end of this press release.
Results for the First Nine Months of 2010
Total revenue for the first nine months of 2010 was $161.0 million compared to $100.2 million in the same period last year. Net income for the first nine months of 2010 was $28.5 million, or $0.43 per share on a diluted basis, compared to $8.0 million, or $0.13 per share on a diluted basis, in the same period last year. Net income on a non-GAAP1 basis for the first nine months of 2010 was $35.6 million, or $0.55 per share on a diluted basis, compared to $14.5 million, or $0.24 per share on a diluted basis, in the same period last year. A reconciliation of GAAP to non-GAAP1 results, and a statement as to the use of non-GAAP1 financial measures, is included at the end of this press release.
Company Raises Business Outlook for 2010
The Company today raised its full year business outlook for 2010. The Company’s outlook is based on the current indications for its business, which may change at any time.

Business Outlook for Year Ending December 31, 2010
Revenue and Share Count in Millions	Issued July 29, 2010	Issued October 28, 2010

Total revenue	$214-$218	$220-$221

Total revenue growth rate	Approximately 53%	Approximately 56%

GAAP diluted EPS	$0.55-$0.57	$0.59-$0.60

GAAP diluted EPS growth rate	Approximately 100%	Approximately 113%

Non-GAAP[1] diluted EPS	$0.72-$0.74	$0.76-$0.77

Non-GAAP[1] diluted EPS growth rate	Approximately 109%	Approximately 119%

Diluted share count	68.0	68.0
The Company expects net income on a non-GAAP1 basis to differ from net income on a GAAP basis in 2010 as it is expected to exclude estimated stock-based compensation expense of approximately $10.1 million, or $0.15 per share on a diluted basis, and amortization of acquired intangible assets of approximately $1.1 million, or $0.02 per share on a diluted basis. A reconciliation of the Company’s expected GAAP to non-GAAP1 business outlook, and a statement as to the use of non-GAAP1 financial measures, is included at the end of this press release.
Company to Host Live Conference Call and Webcast
The Company’s management team plans to host a live conference call and webcast at 5:00 p.m. eastern daylight savings time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing (800) 230-1092 and using access code “APKT”. The conference call may be accessed outside of the United States by dialing +1 612.288.0337 and using access code “APKT”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at www.ir.acmepacket.com. A replay of the conference call will be available approximately two hours after the call by dialing (800) 475-6701 and using access code 173257 or by accessing the webcast replay on the Company’s investor relations website.

[1]	A reconciliation of GAAP to non-GAAP results, and a statement on the use of non-GAAP financial measures, is included at the end of this press release.
About Acme Packet
Acme Packet, Inc. (NASDAQ: APKT), the leader in session border control solutions, enables the delivery of trusted, first-class interactive communications—voice, video and multimedia sessions—and data services across IP network borders. Our Net-Net family of session border controllers, multiservice security gateways and session routing proxies supports multiple applications in service provider, enterprise and contact center networks—from VoIP trunking to hosted enterprise and residential services to fixed-mobile convergence. They satisfy critical security, service assurance and regulatory requirements in wireline, cable and wireless networks; and support multiple protocols—SIP, H.323, MGCP/NCS, H.248 and RTSP—and multiple border points—service provider access and interconnect, and enterprise access and trunking. Over 10,000 Acme Packet systems have been deployed by more than 1,180 customers in 105 countries. They include 92 of the top 100 service providers in the world and [11] of the Fortune 25. For more information, contact us at +1 781.328.4400, or visit www.acmepacket.com.
Acme Packet, Inc. Safe Harbor Statement
Statements contained herein that are not historical fact (including those in the section “Company Raises Business Outlook for 2010”) may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, expected financial and operating results, expected growth rates, future stock-based compensation and amortization expenses, and to future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: the amount of stock-based compensation awarded; the applicable Company stock price used to determine stock-based compensation; difficulties expanding the Company’s customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; poor product sales; long sales cycles; difficulty developing new products; difficulty in relationships with vendors and partners; higher risk in international operations; difficulty managing rapid growth; difficulty managing the Company’s financial performance; the ability to hire and retain employees and appropriately staff operations; the Company’s cash needs; and the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Acme Packet, Inc.
Condensed Consolidated Statements of Income
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue:
Product	$45,328	$27,726	$129,452	$75,020
Maintenance, support and service	11,286	8,621	31,548	25,175

Total revenue	56,614	36,347	161,000	100,195

Cost of revenue (a) (b):
Product	7,903	5,178	22,886	15,280
Maintenance, support and service	2,556	1,773	6,964	3,903

Total cost of revenue	10,459	6,951	29,850	19,183

Gross profit	46,155	29,396	131,150	81,012

Operating expenses (a) (b):
Sales and marketing	17,012	13,703	50,062	37,647
Research and development	8,896	7,271	26,235	20,513
General and administrative	3,906	3,253	10,785	9,674
Merger and integration-related costs	—	—	—	1,102

Total operating expenses	29,814	24,227	87,082	68,936

Income from operations	16,341	5,169	44,068	12,076

Other income, net	189	28	354	150

Income before provision for income taxes	16,530	5,197	44,422	12,226

Provision for income taxes	6,065	1,617	15,895	4,195

Net income	$10,465	$3,580	$28,527	$8,031

Net income per share:
Basic	$0.17	$0.06	$0.46	$0.14
Diluted	$0.15	$0.06	$0.43	$0.13

Weighted average number of common shares used in the calculation of net income per share:
Basic	62,772,466	58,143,857	61,371,085	56,622,433
Diluted	68,426,272	62,927,591	67,114,486	60,904,244

(a) Amounts include stock-based compensation expense, as follows:

Cost of product revenue	$202	$125	$557	$381
Cost of maintenance, support and service revenue	279	154	737	415
Sales and marketing	2,006	1,261	5,339	3,537
Research and development	1,254	934	3,551	2,537
General and administrative	847	322	1,761	848

(b) Amounts include amortization of acquired intangible assets, as follows:

Cost of product revenue	379	208	1,137	347
Sales and marketing	45	21	120	30
Research and development	11	23	48	33

Acme Packet, Inc.
Statement on Use of Non-GAAP Financial Measures and
Reconciliation of Non-GAAP Net Income and Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
     Statement on Use of Non-GAAP Financial Measures:
     The Company uses the financial measures “non-GAAP net income” and “non-GAAP net income per share” to supplement its consolidated financial statements, which are presented in accordance with accounting principles generally accepted in the United States (“GAAP”). The presentation of non-GAAP net income and non-GAAP net income per share is not meant to be a substitute for “net income” or “net income per share”, presented in accordance with GAAP, but rather should be evaluated in conjunction with net income and net income per share. The Company’s management believes that the presentation of non-GAAP net income and non-GAAP net income per share provides useful information to investors because these financial measures exclude stock-based compensation expense which is a non-cash charge, as well as amortization of acquired intangible assets and merger and integration-related costs associated with the Company’s acquisition of Covergence Inc. in April 2009. By excluding stock-based compensation expense, amortization of acquired intangible assets, and merger and integration-related costs, management can compare the Company’s operations to prior periods and to the operations of other companies in its industry who may have materially different unusual charges. Management does not consider any of stock-based compensation expense, amortization of acquired intangible assets, and merger and integration-related costs to be part of the Company’s operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations. Non-GAAP net income and non-GAAP net income per share are primary financial indicators that the Company’s management uses to evaluate the Company’s financial results and forecast anticipated financial results for future periods. Management also uses these non-GAAP measures to make financial and operational decisions as these numbers exclude non-operational activities. These non-GAAP measures should not be considered measures of the Company’s liquidity. The Company’s definition of “non-GAAP net income” and/or “non-GAAP net income per share” may differ from similar measures used by other companies and may differ from period to period. Management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income” and/or “non-GAAP net income per share” by excluding these expenses and gains.

     Reconciliation of Non-GAAP Net Income and Non-GAAP Net Income Per Share for the Three Months Ended September 30, 2010, June 30, 2010 and September 30, 2009 and the Nine Months Ended September 30, 2010 and September 30, 2009 (Unaudited):

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2010	2010	2009	2010	2009

Reconciliation of non-GAAP net income:
Net income	$10,465	$9,729	$3,580	$28,527	$8,031
Adjustments:
Stock-based compensation expense, net of taxes	2,826	2,352	1,923	7,231	5,313
Amortization of acquired intangible assets, net of taxes	274	281	164	838	267
Merger and integration-related costs, net of taxes	—	—	—	—	903

Non-GAAP net income	$13,565	$12,362	$5,667	$36,596	$14,514

Reconciliation of non-GAAP net income per share:
Net income per share, basic	$0.17	$0.16	$0.06	$0.46	$0.14
Adjustments:
Stock-based compensation expense, net of taxes	0.05	0.04	0.04	0.12	0.09
Amortization of acquired intangible assets, net of taxes	—	—	—	0.02	0.01
Merger and integration-related costs, net of taxes	—	—	—	—	0.02

Non-GAAP net income per share, basic	$0.22	$0.20	$0.10	$0.60	$0.26

Net income per share, diluted	$0.15	$0.14	$0.06	$0.43	$0.13
Adjustments:
Stock-based compensation expense, net of taxes	0.05	0.04	0.03	0.11	0.09
Amortization of acquired intangible assets, net of taxes	—	—	—	0.01	—
Merger and integration-related costs, net of taxes	—	—	—	—	0.02

Non-GAAP net income per share, diluted	$0.20	$0.18	$0.09	$0.55	$0.24

     Reconciliation of Expected Non-GAAP Net Income and Non-GAAP Net Income Per Share for Year Ending December 31, 2010 (Unaudited):

	Year Ending December 31, 2010
	Low End	High End
Revenue	$220,000	$221,000

Reconciliation of non-GAAP net income:
Net income	$40,000	$40,500
Adjustments:
Stock-based compensation expense, net of taxes	10,000	10,000
Amortization of acquired intangible assets, net of taxes	1,100	1,100

Non-GAAP net income	$51,100	$51,600

Reconciliation of non-GAAP net income per share:
Net income per share, basic	$0.65	$0.65
Adjustments:
Stock-based compensation expense, net of taxes	0.16	0.16
Amortization of acquired intangible assets, net of taxes	0.02	0.02

Non-GAAP net income per share, basic	$0.83	$0.83

Net income per share, diluted	$0.59	$0.60
Adjustments:
Stock-based compensation expense, net of taxes	0.15	0.15
Amortization of acquired intangible assets, net of taxes	0.02	0.02

Non-GAAP net income per share, diluted	$0.76	$0.77

Acme Packet, Inc.
Other Operational Data
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2010	2010	2009	2010	2009

Other operational data:
Depreciation and amortization	$2,065	$1,908	$1,529	$5,826	$3,789
Capital expenditures	$4,479	$3,300	$1,449	$10,546	$3,786

Acme Packet, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30,	December 31,
	2010	2009
Assets

Current assets:
Cash and cash equivalents	$110,642	$90,471
Short-term investments	126,380	39,990
Accounts receivable, net	30,289	25,604
Inventory	6,279	4,372
Deferred product costs	2,501	3,400
Deferred tax asset	1,567	1,567
Other current assets	10,065	2,710

Total current assets	287,723	168,114
Long-term investments	—	44,526
Property and equipment, net	15,661	6,437
Acquired intangible assets, net	9,923	11,228
Deferred tax asset, net	15,622	15,622
Other assets	818	799

Total assets	$329,747	$246,726

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$3,971	$3,895
Accrued expenses and other current liabilities	10,980	9,261
Deferred revenue	29,708	31,506

Total current liabilities	44,659	44,662

Deferred revenue	1,530	1,841

Deferred rent	1,612	—

Stockholders’ equity:
Common stock	70	65
Treasury stock, at cost	(37,522)	(37,522)
Additional paid-in capital	242,005	188,871
Other comprehensive income (loss)	55	(2)
Retained earnings	77,338	48,811

Total stockholders’ equity	281,946	200,223

Total liabilities and stockholders’ equity	$329,747	$246,726

Condensed Consolidated Statements of Cash Flow
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Cash provided by operating activities	$9,715	$4,142	$32,749	$29,339
Cash (used in) provided by investing activities	$(4,590)	$(1,427)	$(53,772)	$2,074
Cash provided by financing activities	$14,984	$463	$41,194	$1,665